UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported   February 15, 2007

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	005-62335	54-2053718

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.     Other Events.

          On February 15, 2007, Hampton Roads Bankshares, Inc. participated as a presenter in the SuperCommunity Bank Conference in Atlanta.  Exhibit 99.1(a) is the company’s SuperCommunity Bank Conference slide presentation.

(d)     Exhibits:

Exhibit No.	Exhibit Title

99.1(a)	SuperCommunity Bank Conference slide presentation.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: February 15, 2007	By:	/s/ Jack W. Gibson

Jack W. Gibson
President and Chief Executive Officer